Prepayments and Other Assets, Current and Non-Current	6 Months Ended
Jun. 30, 2026
Prepayments and Other Assets, Current and Non-Current [Abstract]
PREPAYMENTS AND OTHER ASSETS, CURRENT AND NON-CURRENT

4. PREPAYMENTS AND OTHER ASSETS, CURRENT AND NON-CURRENT

Prepayments and other current assets from continuing operations consist of the following:

	June 30, 2026	December 31, 2025
Prepayments and other current assets
Prepayments to suppliers (a)	$2,687,141	$3,739,837
Due from a supplier (b)	980,404	1,005,942
Prepaid marketing, advertising and other professional expenses	908,298	823,122
Loans to third parties (c)	1,293,529	1,212,614
Tax recoverable	137,134	7,544
Others	225,581	198,574
	$6,232,087	$6,987,633
Other non-current assets
Long-term deposits (d)	$650,728	$583,591
Others	147,963	15,352
	$798,691	$598,943

For the six months ended June 30, 2026 and 2025, the Company did not provide expected credit losses against other receivable.

(a)	The balances represented advances to suppliers for purchase of cosmetics and other beauty products.

(b)	The balance as of June 30, 2026 and December 31, 2025 represented prepayments advanced to one supplier which terminated cooperation with the Company. The Company reclassified the balance from prepayments to a supplier to due from a supplier. As of the date of this report, the Company has collected $937,261 of the outstanding balance.

(c)	As of June 30, 2026 and December 31, 2025, the balance represented loans provided to Shanghai Jingyue and accrued interest. The loans bear interest rate of 3% per annum and are repayable on December 30, 2026.

(d)	The long-term deposits represented deposits made to certain marketplaces on which the Company sells cosmetic products. The deposits are repayable upon termination of corporation with the marketplaces. Pursuant to the agreements with marketplaces, the corporation terms were generally ranged between two and three years.